Inventories	6 Months Ended
Jun. 30, 2022
Inventory Disclosure [Abstract]
Inventories

Note 5. Inventories

As of June 30, 2022, inventories consist primarily of raw materials (including tar-sand stockpiles) and finished goods (which includes Fenix iron). The tar-sand stockpiles consist of 10,000 tons of tar sand stockpile and are anticipated to be used for our extraction remediation units. The stockpiles were acquired when the Company entered into a land lease agreement for located in Vernal, Utah. Under the terms of the lease agreement, we are required to pay $3 per ton of oil sands processed. As a condition of the lease, we were required to provide $30,000 toward initial tonnage of oil sands to be processed at a cost of approximately $3.00 per ton. The nano Fenix Iron are finished goods that have a 20-year shelf life and were acquired at cost for $192,000. As of December 31, 2021, inventories consist primarily of the Fenix Iron. Inventories are valued at the lower of cost or market (net realizable value).